UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2017

CAROLINA BANK HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

North Carolina	000-31877	56-2215437
(State or other jurisdiction	(Commission File No.)	(IRS Employer Identification
of incorporation)		number)

101 North Spring Street, Greensboro, NC	27401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (336) 288-1898

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation on March 3, 2017, of the transactions contemplated by the Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) dated as of June 21, 2016, by and among Carolina Bank Holdings, Inc. (the “Registrant”) and First Bancorp (“FBNC”). Pursuant to the Merger Agreement, on March 3, 2017 (the “Effective Time”), the Registrant merged with and into FBNC (the “Merger”), with FBNC as the surviving corporation in the Merger. Concurrently with the consummation of the Merger, Carolina Bank, a wholly owned subsidiary of the Registrant, merged with and into First Bank, a wholly owned subsidiary of FBNC (the “Bank Merger”), with First Bank as the surviving bank in the Bank Merger.

Pursuant to the Merger Agreement, holders of the Registrant’s common stock have a right to receive either (i) 1.002 shares (the “Exchange Ratio”) of the common stock of FBNC, no par value per share (the “FBNC Common Stock”) for each share of the Registrant’s common stock held immediately prior to the Effective Time, or (ii) $20.00 in cash, without interest, for each share of the Registrant’s common stock held immediately prior to the Effective Time, provided that the total merger consideration will be prorated as necessary to ensure that 25% of the total outstanding shares of the Registrant’s common stock will be exchanged for cash and 75% of the total outstanding shares of the Registrant’s common stock be exchanged for shares of FBNC Common Stock.

The foregoing description of the Merger Agreement does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 21, 2016, and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

On March 3, 2017, the Registrant completed the Merger pursuant to the Merger Agreement. As a result of the Merger, the Registrant’s separate corporate existence ceased and FBNC continued as the surviving corporation.

The disclosure set forth in the Introductory Note is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant

The disclosure set forth in the Introductory Note is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The directors of FBNC in office immediately prior to the Merger will serve as directors of the surviving corporation. In addition, FBNC has appointed Donald H. Allred and Abby Donnelly, each of whom was a member of the Registrant’s board of directors, to the board of directors of the surviving corporation.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger and Reorganization, dated as of June 21, 2016, by and among the Registrant and First Bancorp (incorporated herein by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 21, 2016)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAROLINA BANK HOLDINGS, INC.

By:	/s/ Robert T. Braswell
Robert T. Braswell
President and Chief Executive Officer

Dated:    March 3, 2017

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger and Reorganization, dated as of June 21, 2016, by and among the Registrant and First Bancorp (incorporated herein by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 21, 2016)